UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-07897

MUNDER SERIES TRUST II
(FORMERLY THE MUNDER FRAMLINGTON FUNDS TRUST)

(Exact name of registrant as specified in charter)
480 PIERCE STREET
BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG	JANE KANTER
480 PIERCE STREET	DECHERT LLP
BIRMINGHAM, MICHIGAN 48009	1775 I STREET, N.W.
WASHINGTON, D.C. 20006
Registrant’s telephone number, including area code: (248) 647-9200
Date of fiscal year end: June 30
Date of reporting period: June 30, 2005

Item 1: Report to Shareholder.

ANNUAL REPORT
June 30, 2005
Munder Healthcare Fund
Class A, B, C, K, R & Y Shares

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The Munder Funds Letter to Shareholders

Dear Munder Fund Shareholders:

    Both the stock and bond markets posted positive performance for the year ended June 30, 2005. The S&P 500® Index posted a 6.32% return for the year, while the Lehman Brothers Aggregate Bond Index generated a 6.80% return.

    In the stock market, sector performance was generally positive across the board, with nine of the ten S&P 500® sectors generating positive returns for the year. The greatest strength came from the energy and utilities sectors, each of which earned a total return of over 35%. The total return for the S&P 500® health care sector was approximately 3%. Information technology was the only S&P 500® sector to post a negative return. Across the broad market, smaller-cap stocks significantly outperformed large-cap stocks. Compared to the 6.32% return for the large-cap S&P 500® Index, the S&P MidCap 400® Index posted a 14.03% return, while the S&P SmallCap 600® Index had a 13.45% return.

    The Munder family of mutual funds offers a wide variety of equity, fixed income and money market mutual funds, which can be used to tailor a portfolio to a shareholder’s specific investment needs. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market.

    On January 26, 2005, Munder Capital assumed responsibility for day-to-day management of the Munder Healthcare Fund, which had previously been sub-advised by Framlington Overseas Investment Management Limited, an affiliate of Munder Capital. On the following pages, you will find information and commentary on the relative and absolute performance of the Munder Healthcare Fund, including information on the strategic changes that were made as a result of the change in management. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example
1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statements of Changes in Net Assets — Capital Stock Activity
12	Financial Highlights
17	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    The Fund concentrates its investments in health care-related securities and is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. Investors should also note that the Fund can invest all of its assets in foreign securities, and such investments involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by sub-industry. A complete list of holdings as of June 30, 2005 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 SUB-INDUSTRY ALLOCATION

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

    Prior to January 26, 2005, the Fund was sub-advised by Framlington Overseas Investment Management, Ltd., which was paid a fee for its services.

MUNDER HEALTHCARE FUND

Portfolio Management Team: Suresh Rajagopal and Thomas Wald

    The Fund generated a 2.66% return for the year ended June 30, compared to the 7.44% return for the Goldman Sachs Sector Index — Health Care, the 3.36% return for the Russell 2000 Healthcare Index and the 4.54% median return for the Lipper universe of health/biotechnology funds.

    On January 26, 2005, Munder Capital Management assumed full responsibility for the day-to-day management of the Munder Healthcare Fund, which had been sub-advised by Framlington Overseas Investment Management Limited. As a result, several strategic changes were made to the Fund in February and March of 2005:

•	Holdings were reduced from approximately 130 to about 65

•	Market capitalization was increased, with a reduction in the number of early-stage companies and a greater emphasis on larger-cap stocks

•	Biotechnology representation was scaled back to increase diversification

•	Positions in managed care, hospital management and pharmacy benefit management were increased, with the goal of increasing average earnings and cash flow growth

    For the nine month period ended March 30, 2005, the Fund’s sector benchmark was the Russell 2000 Healthcare Index. Reflecting an emphasis on companies with earnings and cash flow growth, the Fund’s sector benchmark was changed to the Goldman Sachs Sector Index — Health Care in April.

    For the nine months ended March 31, 2005, the Fund earned a return of -3.00%, relative to the -5.00% return for the Russell 2000 Healthcare Index. Fund returns for the six months ended December 31, 2004 were relatively weak. This was due largely to the Fund’s underweight in health care services stocks compared to its Russell 2000 Healthcare benchmark, as well as a few disappointments in individual stocks, including Dyax Corp. and OraSure Technologies Inc. Both of these stocks have been eliminated from the Fund.

    After lagging its sector benchmark during the third and fourth quarters of 2004, the Fund showed relative strength during the first quarter of 2005, with a return of -5.25% relative to the -9.62% return for the Russell 2000 Healthcare benchmark. Genentech, Inc. (5.6% of the Fund), a biotechnology company, was the strongest contributor to the Fund’s relative performance. Other Fund holdings that made significant contributions to relative returns included UnitedHealth Group, Inc. (5.3% of the Fund) and WellPoint, Inc. (3.3% of the Fund), both of which raised earnings guidance during the quarter, as well as HCA Inc. (1.0% of the Fund) and Johnson & Johnson (5.3% of the Fund). UnitedHealth Group provides health care coverage and related services to employers, employee groups, insurers, health maintenance organization (HMO) operators and other providers. WellPoint is a provider of health benefit programs and services, including group life and disability insurance benefits, pharmacy benefit management and dental and vision benefits. The company also offers services for employer self-funded plans, including claims processing and actuarial services. HCA operates hospitals, outpatient surgery centers and diagnostic facilities. Johnson & Johnson manufactures and markets a range of health care products, including pharmaceuticals, medical devices and consumer products.

    Positive factors for the first quarter more than offset the negative impact of the sharp decline in Biogen Idec Inc.’s (0.8% of the Fund) stock price. The company was forced to pull its multiple sclerosis drug from the market because of safety concerns. Two early-stage biotechnology companies, Axonyx, Inc. and Inspire Pharmaceuticals, Inc. also had weak relative returns. Both companies met with clinical failures. The entire position in Inspire Pharmaceuticals and the common stock of Axonyx were sold from the Fund; however, the Fund continues to hold warrants to purchase shares of Axonyx (0.0% of the Fund).

    The Fund had a return of 5.84% for the second quarter of 2005, compared to the 6.34% return for the Goldman Sachs Sector Index — Health Care, the Fund’s new sector benchmark. The Fund’s overweighted positions in Roche Holding Ltd. (1.0% of the Fund), Express Scripts (1.5% of the Fund), Inc. and Henry Schein, Inc. (0.8% of the Fund) contributed positively to relative and absolute returns. Roche Holding is a research-based health care group active in the discovery, development and manufacturing of pharmaceuticals and diagnostic systems. Express Scripts provides pharmacy benefit management and administration services. Henry Schein distributes health care products and services, including X-ray products, dental chairs, generic pharmaceuticals, practice management software and software focused on patient treatment systems and billing. Overweighted positions in three biotechnology stocks, Genentech, Inc. (5.6% of the Fund), Gilead Sciences, Inc. (1.3% of the Fund) and Invitrogen Corporation (0.7% of the Fund) also boosted relative returns for the quarter. Offsetting these positive contributions to relative returns was disappointing performance from Martek Biosciences Corp. The company issued revised 2005 earnings guidance that was lower than anticipated. This stock was eliminated from the Fund. An underweight in Eli Lilly and Company (4.9% of the Fund), a pharmaceutical company, also detracted from relative returns.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Goldman Sachs Sector Index — Health Care (GSSITM Health Care Index) is a modified-market cap weighted index designed to measure the performance of companies in the health care sector. The Russell 2000 Healthcare Index is an unmanaged index that measures the performance of healthcare sector companies in the bottom 2,000 companies (based on market capitalization) in the Russell 3000 Index, an index representing approximately 98% of the U.S. equity market. The Standard & Poor’s MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The Standard & Poor’s SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment-grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated investment grade or higher. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of health/biotechnology funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

Sector funds such as these tend to be more volatile than funds that diversify across many sectors and companies.

v

Hypothetical and Total Returns

The following graph represents the performance of the Munder Healthcare Fund (the “Fund”) since the inception of its oldest class of shares, Class Y Shares. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Healthcare Fund

CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

	GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

							Lipper
						Goldman	Health/
				MSCI	S&P	Sachs	Biotechnology
Class and	With		Without	World	500®	Sector Index -	Funds
Inception Date	Load		Load	Index#	Index#	Health Care#	Median**

CLASS A 2/14/97	$20,600	*	$21,803	$16,125	$17,254	$23,368	$24,850

CLASS B 1/31/97	N/A		21,004	16,125	17,254	23,368	24,850

CLASS C 1/13/97	N/A		22,236	16,322	18,325	25,302	26,217

CLASS K 4/1/97	N/A		26,040	16,257	17,858	24,713	26,301

CLASS R 7/29/04	N/A		11,508	11,429	10,994	11,461	11,083

CLASS Y 12/31/96	N/A		25,139	16,322	18,325	25,302	26,217

	AVERAGE ANNUAL TOTAL RETURNS

	One		One	Five		Five	Since		Since
Class and	Year		Year	Years		Years	Inception		Inception
Inception Date	w/load		w/out load	w/load		w/out load	w/load		w/out load

CLASS A 2/14/97	(3.22)%	*	2.41%	(4.04)%	*	(2.95)%	9.01%	*	9.75%

CLASS B 1/31/97	(3.36)%	†	1.64%	(4.04)%	†	(3.67)%	N/A		9.22%

CLASS C 1/13/97	0.64%	†	1.64%	N/A		(3.67)%	N/A		9.90%

CLASS K 4/1/97	N/A		2.41%	N/A		(2.94)%	N/A		12.30%

CLASS R 7/29/04	N/A		N/A	N/A		N/A	N/A		15.08%	(a)

CLASS Y 12/31/96	N/A		2.66%	N/A		(2.70)%	N/A		11.46%

(a)	Not annualized.

*	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. Effective April 1, 2005, the Fund changed its comparative broad-based securities market index from the MSCI World Index to the S&P 500® Index, which more closely reflects the investment strategies of the Fund. The Goldman Sachs Sector Index — Health Care (“GSSITM Health Care Index”) is a modified-market cap weighted index designed to measure the performance of companies in the health care sector. Index since inception comparative returns for Class A, Class B, Class C, Class K, Class R, and Class Y Shares of the Fund are as of 2/1/97, 2/1/97, 1/1/97, 4/1/97, 8/1/04, and 1/1/97, respectively.

**	The Lipper Health/ Biotechnology Funds Median represents the median performance of a universe of mutual funds that have been in existence since the Fund’s inception and are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns for Class A, Class B, Class C, Class K, Class R, and Class Y Shares of the Fund are as of 2/1/97, 2/1/97, 1/1/97, 4/1/97, 8/1/04, and 1/1/97, respectively.

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Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/05	6/30/05	1/1/05-6/30/05	Ratio

Actual
Class A	$1,000.00	$1,001.30	$9.63	1.94%
Class B	$1,000.00	$997.80	$13.32	2.69%
Class C	$1,000.00	$997.80	$13.32	2.69%
Class K	$1,000.00	$1,001.70	$9.63	1.94%
Class R	$1,000.00	$1,000.40	$10.86	2.19%
Class Y	$1,000.00	$1,002.90	$8.39	1.69%

Hypothetical
Class A	$1,000.00	$1,015.17	$9.69	1.94%
Class B	$1,000.00	$1,011.46	$13.42	2.69%
Class C	$1,000.00	$1,011.46	$13.42	2.69%
Class K	$1,000.00	$1,015.17	$9.69	1.94%
Class R	$1,000.00	$1,013.93	$10.94	2.19%
Class Y	$1,000.00	$1,016.41	$8.45	1.69%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

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Munder Healthcare Fund

Portfolio of Investments, June 30, 2005

Shares		Value

COMMON STOCKS — 99.3%
Health Care — 99.3%
Biotechnology — 13.7%
109,800	Amgen, Inc.†	$6,638,508
49,375	Biogen Idec Inc.†	1,700,969
149,100	Genentech, Inc.†	11,969,748
76,675	Genzyme Corporation†	4,607,401
65,275	Gilead Sciences, Inc.†	2,871,447
19,100	Invitrogen Corporation†	1,590,839

		29,378,912

Environmental & Facility Services — 0.6%
24,225	Stericycle, Inc.†	1,219,002

Health Care Distributors — 4.0%
16,175	AmerisourceBergen Corporation	1,118,501
63,575	Cardinal Health, Inc.	3,660,649
43,325	Henry Schein, Inc.†	1,798,854
44,875	McKesson Corporation	2,009,951

		8,587,955

Health Care Equipment — 21.2%
144,650	Baxter International Inc.	5,366,515
16,650	Becton, Dickinson and Company	873,626
39,925	Biomet, Inc.	1,383,002
37,625	C.R. Bard, Inc.	2,502,439
34,125	Fisher Scientific International, Inc.†	2,214,712
45,550	Guidant Corporation	3,065,515
7,150	Kinetic Concepts, Inc.†	429,000
206,650	Medtronic, Inc.	10,702,403
18,850	ResMed, Inc.†	1,243,912
34,900	Respironics, Inc.†	1,260,239
223,200	Smith & Nephew PLC	2,204,782
135,700	St. Jude Medical, Inc.†	5,917,877
99,650	Stryker Corporation	4,739,354
47,500	Zimmer Holdings, Inc.†	3,618,075

		45,521,451

Health Care Facilities — 1.7%
12,050	Community Health Systems, Inc.†	455,370
37,375	HCA Inc.	2,118,041
17,875	Health Management Associates, Inc., Class A	467,967
10,300	LifePoint Hospitals, Inc.†	520,356

		3,561,734

See Notes to Financial Statements.

Munder Healthcare Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Services — 4.4%
61,825	Caremark Rx, Inc.†	$2,752,449
63,900	Express Scripts, Inc.†	3,193,722
37,775	Medco Health Solutions, Inc.†	2,015,674
29,000	Quest Diagnostics Incorporated	1,544,830

		9,506,675

Health Care Supplies — 3.1%
56,375	Alcon, Inc.	6,164,607
7,650	Millipore Corporation†	428,884

		6,593,491

Managed Health Care — 14.1%
60,775	Aetna, Inc.	5,033,385
34,450	CIGNA Corporation	3,687,184
42,475	Coventry Health Care, Inc.†	3,005,106
218,850	UnitedHealth Group, Inc.	11,410,839
100,900	WellPoint, Inc.†	7,026,676

		30,163,190

Pharmaceuticals — 36.5%
221,700	Abbott Laboratories	10,865,517
19,225	Allergan, Inc.	1,638,739
51,600	AstraZeneca PLC, ADR	2,129,016
178,050	Bristol-Myers Squibb Company	4,447,689
189,400	Eli Lilly and Company	10,551,474
53,700	Eon Labs, Inc.†	1,645,368
176,150	Johnson & Johnson	11,449,750
154,625	Merck & Co. Inc.	4,762,450
44,875	Novartis AG	2,135,822
195,050	Pfizer, Inc.	5,379,479
34,500	Roche Holding Ltd., ADR	2,181,297
22,550	Salix Pharmaceuticals, Ltd.†	398,233
367,950	Schering-Plough Corporation	7,013,127
15,750	Sepracor Inc.†	945,158
64,275	Teva Pharmaceutical Industries Limited, ADR	2,001,523
241,600	Wyeth	10,751,200

		78,295,842

Total Health Care		212,828,252

TOTAL COMMON STOCKS
(Cost $188,326,121)		212,828,252

See Notes to Financial Statements.

Shares		Value

WARRANTS — 0.0%
Health Care — 0.0%
Biotechnology — 0.0%
50,000	Aphton Corporation, expires 09/18/2008 (exercise price: $8.12)†, (a)	$0
52,500	Axonyx, Inc., expires 01/08/2009 (exercise price: $7.25)†, (a)	0

TOTAL WARRANTS
(Cost $330,613)		0

Principal
Amount

REPURCHASE AGREEMENT — 1.4%
(Cost $3,028,000)
$3,028,000	Agreement with State Street Bank and Trust Company, 2.550% dated 06/30/2005, to be repurchased at $3,028,215 on 07/01/2005, collateralized by $3,070,000 FHLMC, 4.500% maturing 11/15/2011 (value $3,093,025)	3,028,000

TOTAL INVESTMENTS
(Cost $191,684,734)	100.7%	215,856,252
OTHER ASSETS AND LIABILITIES (Net)	(0.7)	(1,534,502)

NET ASSETS	100.0%	$214,321,750

†	Non-income producing security.

(a)	Fair valued security as of June 30, 2005 (see Notes to Financial Statements, Note 2).

ABBREVIATIONS:

ADR   — American Depositary Receipt
FHLMC — Federal Home Loan Mortgage Corporation

See Notes to Financial Statements.

Munder Healthcare Fund

Portfolio of Investments, June 30, 2005 (continued)

At June 30, 2005, the country diversification (based on the country in which the company’s headquarters is located) of the Munder Healthcare Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	91.5%	$196,011,205
Switzerland	4.9	10,481,725
United Kingdom	2.0	4,333,798
Israel	0.9	2,001,524

TOTAL COMMON STOCKS	99.3	212,828,252
WARRANTS	0.0	—
REPURCHASE AGREEMENT	1.4	3,028,000

TOTAL INVESTMENTS	100.7	215,856,252
OTHER ASSETS AND LIABILITIES (Net)	(0.7)	(1,534,502)

NET ASSETS	100.0%	$214,321,750

See Notes to Financial Statements.

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Munder Healthcare Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value
See accompanying schedule:
Securities	$212,828,252
Repurchase agreement	3,028,000

Total Investments	215,856,252
Cash	94
Interest receivable	214
Dividends receivable	227,597
Receivable for investment securities sold	1,171,283
Receivable for Fund shares sold	72,798
Prepaid expenses and other assets	20,298

Total Assets	217,348,536

LIABILITIES:
Payable for investment securities purchased	1,607,097
Payable for Fund shares redeemed	802,256
Transfer agency/record keeping fees payable	178,055
Investment advisory fees payable	166,276
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	122,508
Trustees’ fees and expenses payable	39,756
Custody fees payable	23,054
Administration fees payable	22,425
Shareholder servicing fees payable — Class K Shares	28
Accrued expenses and other payables	65,331

Total Liabilities	3,026,786

NET ASSETS	$214,321,750

Investments, at cost	$191,684,734

See Notes to Financial Statements.

NET ASSETS consist of:
Accumulated net investment loss	$(52,147)
Accumulated net realized loss on investments sold	(159,726,092)
Net unrealized appreciation of investments	24,169,855
Par value	9,356
Paid-in capital in excess of par value	349,920,778

$214,321,750

NET ASSETS:
Class A Shares	$75,570,276

Class B Shares	$86,319,910

Class C Shares	$41,443,246

Class K Shares	$141,091

Class R Shares	$5,753

Class Y Shares	$10,841,474

SHARES OUTSTANDING:
Class A Shares	3,177,914

Class B Shares	3,866,895

Class C Shares	1,858,424

Class K Shares	5,942

Class R Shares	242

Class Y Shares	446,805

CLASS A SHARES:
Net asset value and redemption price per share	$23.78

Maximum sales charge	5.50%
Maximum offering price per share	$25.16

CLASS B SHARES:
Net asset value and offering price per share*	$22.32

CLASS C SHARES:
Net asset value and offering price per share*	$22.30

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$23.75

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$23.73

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$24.26

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

Munder Healthcare Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$47,234
Dividends(a)	1,021,229

Total Investment Income	1,068,463

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	198,106
Class B Shares	978,095
Class C Shares	459,314
Class R Shares	25
Shareholder servicing fees:
Class K Shares	346
Investment advisory fees	2,331,825
Transfer agency/record keeping fees	792,958
Administration fees	331,575
Custody fees	143,559
Printing and mailing fees	127,733
Registration and filing fees	62,589
Legal and audit fees	46,371
Trustees’ fees and expenses	28,424
Other	43,559

Total Expenses	5,544,479
Fees waived by transfer agent	(8,450)

Net Expenses	5,536,029

NET INVESTMENT LOSS	(4,467,566)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	19,701,435
Foreign currency-related transactions	(59,086)
Net change in unrealized appreciation/(depreciation) of:
Securities	(14,713,491)
Foreign currency-related transactions	(2,166)

Net realized and unrealized gain on investments	4,926,692

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$459,126

(a)	Net of foreign withholding taxes of $45,346.

See Notes to Financial Statements.

Munder Healthcare Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Net investment loss	$(4,467,566)	$(5,636,572)
Net realized gain from security and foreign currency-related transactions	19,642,349	1,034,567
Net change in unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(14,715,657)	71,930,720
Net increase from payments by affiliates and net loss realized on disposal of investments in violation of policies	—	4,664

Net increase in net assets resulting from operations	459,126	67,333,379
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(22,676,528)	10,086,822
Class B Shares	(30,992,138)	(16,934,267)
Class C Shares	(14,310,980)	(8,154,520)
Class K Shares	(26,443)	(63,537)
Class R Shares	5,000	—
Class Y Shares	(395,450)	1,536,184
Short-term trading fees	22,094	30,367

Net increase/(decrease) in net assets	(67,915,319)	53,834,428
NET ASSETS:
Beginning of year	282,237,069	228,402,641

End of year	$214,321,750	$282,237,069

Accumulated net investment loss	$(52,147)	$(120,099)

(a)	The Munder Healthcare Fund Class R Shares commenced operations on July 29, 2004.

See Notes to Financial Statements.

Munder Healthcare Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Amount
Class A Shares:
Sold *	$18,041,279	$37,046,443
Redeemed	(40,717,807)	(26,959,621)

Net increase/(decrease)	$(22,676,528)	$10,086,822

Class B Shares:
Sold	$4,509,314	$9,321,713
Redeemed*	(35,501,452)	(26,255,980)

Net decrease	$(30,992,138)	$(16,934,267)

Class C Shares:
Sold	$1,935,581	$4,992,963
Redeemed	(16,246,561)	(13,147,483)

Net decrease	$(14,310,980)	$(8,154,520)

Class K Shares:
Sold	$—	$—
Redeemed	(26,443)	(63,537)

Net decrease	$(26,443)	$(63,537)

Class R Shares:
Sold	$5,000	$—

Net increase	$5,000	$—

Class Y Shares:
Sold	$624,004	$1,991,947
Redeemed	(1,019,454)	(455,763)

Net increase/(decrease)	$(395,450)	$1,536,184

*	May include amounts automatically converted from Class B Shares to Class A Shares.

(a)	The Munder Healthcare Fund Class R shares commenced operations on July 29, 2004.

See Notes to Financial Statements.

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Shares
Class A Shares:
Sold *	798,315	1,676,431
Redeemed	(1,848,840)	(1,264,933)

Net increase/(decrease)	(1,050,525)	411,498

Class B Shares:
Sold	216,134	452,389
Redeemed*	(1,681,957)	(1,297,515)

Net decrease	(1,465,823)	(845,126)

Class C Shares:
Sold	92,830	238,461
Redeemed	(775,479)	(653,543)

Net decrease	(682,649)	(415,082)

Class K Shares:
Sold	—	—
Redeemed	(1,162)	(3,306)

Net decrease	(1,162)	(3,306)

Class R Shares:
Sold	242	—

Net increase	242	—

Class Y Shares:
Sold	27,492	95,139
Redeemed	(45,779)	(21,948)

Net increase/(decrease)	(18,287)	73,191

*	May include amounts automatically converted from Class B Shares to Class A Shares.

(a)	The Munder Healthcare Fund Class R shares commenced operations on July 29, 2004.

See Notes to Financial Statements.

Munder Healthcare Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)

Net asset value, beginning of period	$23.22	$17.67		$16.11	$25.31	$28.35

Income/(loss) from investment operations:
Net investment loss	(0.33)	(0.36)		(0.29)	(0.32)	(0.35)
Net realized and unrealized gain/(loss) on investments	0.89	5.91		1.85	(8.88)	(1.93)

Total from investment operations	0.56	5.55		1.56	(9.20)	(2.28)

Less distributions:
Distributions from net realized gains	—	—		—	—	(0.55)
Distributions in excess of net realized gains	—	—		—	—	(0.21)

Total distributions	—	—		—	—	(0.76)

Short-term trading fees	0.00 (e)	0.00	(e)	—	—	—

Net asset value, end of period	$23.78	$23.22		$17.67	$16.11	$25.31

Total return(b)	2.41%	31.41	%(d)	9.62%	(36.28)%	(8.38)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$75,570	$98,196		$67,456	$81,129	$167,514
Ratio of operating expenses to average net assets	1.92%	1.91%		2.14%	1.63%	1.55%
Ratio of net investment loss to average net assets	(1.46)%	(1.68)%		(2.02)%	(1.54)%	(1.28)%
Portfolio turnover rate	118%	68%		46%	38%	45%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	1.92%	1.93%		2.17%	1.72%	1.55%

(a)	The Munder Healthcare Fund Class A Shares and Class B Shares commenced operations on February 14, 1997 and January 31, 1997, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	If the Sub-advisor had not reimbursed the Fund for the realized loss on the disposal of an investment in violation of policies, the total return would have been 31.30% for Class A Shares and 30.23% for Class B Shares.

(e)	Amount is less than $0.01 per share.

See Notes to Financial Statements.

B Shares

Year	Year		Year	Year	Year
Ended	Ended		Ended	Ended	Ended
6/30/05(c)	6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)

$21.96	$16.84		$15.47	$24.48	$27.64

(0.46)	(0.49)		(0.39)	(0.45)	(0.53)
0.82	5.61		1.76	(8.56)	(1.87)

0.36	5.12		1.37	(9.01)	(2.40)

—	—		—	—	(0.55)
—	—		—	—	(0.21)

—	—		—	—	(0.76)

0.00 (e)	0.00	(e)	—	—	—

$22.32	$21.96		$16.84	$15.47	$24.48

1.64%	30.40	%(d)	8.86%	(36.78)%	(9.04)%

$86,320	$117,126		$104,007	$119,253	$224,080
2.67%	2.66%		2.89%	2.38%	2.30%
(2.21)%	(2.43)%		(2.77)%	(2.29)%	(2.03)%
118%	68%		46%	38%	45%
2.67%	2.68%		2.92%	2.47%	2.30%

See Notes to Financial Statements.

Munder Healthcare Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)

Net asset value, beginning of period	$21.94	$16.82		$15.45	$24.46	$27.62

Income/(loss) from investment operations:
Net investment loss	(0.46)	(0.49)		(0.39)	(0.45)	(0.53)
Net realized and unrealized gain/(loss) on investments	0.82	5.61		1.76	(8.56)	(1.87)

Total from investment operations	0.36	5.12		1.37	(9.01)	(2.40)

Less distributions:
Distributions from net realized gains	—	—		—	—	(0.55)
Distributions in excess of net realized gains	—	—		—	—	(0.21)

Total distributions	—	—		—	—	(0.76)

Short-term trading fees	0.00 (e)	0.00	(e)	—	—	—

Net asset value, end of period	$22.30	$21.94		$16.82	$15.45	$24.46

Total return(b)	1.64%	30.44	%(d)	8.80%	(36.77)%	(9.05)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$41,443	$55,756		$49,725	$61,925	$122,087
Ratio of operating expenses to average net assets	2.67%	2.66%		2.89%	2.38%	2.30%
Ratio of net investment loss to average net assets	(2.21)%	(2.43)%		(2.77)%	(2.29)%	(2.03)%
Portfolio turnover rate	118%	68%		46%	38%	45%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.67%	2.68%		2.92%	2.47%	2.30%

(a)	The Munder Healthcare Fund Class C Shares and Class K Shares commenced operations on January 13, 1997 and April 1, 1997, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	If the Sub-advisor had not reimbursed the Fund for the realized loss on the disposal of an investment in violation of policies, the total return would have been 30.26% for Class C Shares and 31.24% for Class K Shares.

(e)	Amount is less than $0.01 per share.

See Notes to Financial Statements.

K Shares

Year	Year		Year	Year	Year
Ended	Ended		Ended	Ended	Ended
6/30/05(c)	6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)

$23.18	$17.64		$16.09	$25.29	$28.31

(0.33)	(0.36)		(0.29)	(0.32)	(0.34)
0.90	5.90		1.84	(8.88)	(1.92)

0.57	5.54		1.55	(9.20)	(2.26)

—	—		—	—	(0.55)
—	—		—	—	(0.21)

—	—		—	—	(0.76)

0.00 (e)	0.00	(e)	—	—	—

$23.75	$23.18		$17.64	$16.09	$25.29

2.41%	31.46	%(d)	9.63%	(36.35)%	(8.32)%

$141	$165		$184	$437	$990
1.92%	1.91%		2.14%	1.63%	1.55%
(1.46)%	(1.68)%		(2.02)%	(1.54)%	(1.28)%
118%	68%		46%	38%	45%
1.92%	1.93%		2.17%	1.72%	1.55%

See Notes to Financial Statements.

Munder Healthcare Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	R Shares		Y Shares

	Period		Year	Year		Year	Year	Year
	Ended		Ended	Ended		Ended	Ended	Ended
	6/30/05(c)		6/30/05(c)	6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)

Net asset value, beginning of period	$20.62		$23.64	$17.94		$16.32	$25.57	$28.56

Income/(loss) from investment operations:
Net investment loss	(0.35)		(0.28)	(0.31)		(0.26)	(0.27)	(0.29)
Net realized and unrealized gain/(loss) on investments	3.46		0.90	6.01		1.88	(8.98)	(1.94)

Total from investment operations	3.11		0.62	5.70		1.62	(9.25)	(2.23)

Less distributions:
Distributions from net realized gains	—		—	—		—	—	(0.55)
Distributions in excess of net realized gains	—		—	—		—	—	(0.21)

Total distributions	—		—	—		—	—	(0.76)

Short-term trading fees	0.00	(e)	0.00 (e)	0.00	(e)	—	—	—

Net asset value, end of period	$23.73		$24.26	$23.64		$17.94	$16.32	$25.57

Total return(b)	15.08%		2.66%	31.77	%(d)	9.93%	(36.15)%	(8.14)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6		$10,841	$10,994		$7,031	$5,997	$9,640
Ratio of operating expenses to average net assets	2.17	%(f)	1.67%	1.66%		1.89%	1.38%	1.30%
Ratio of net investment loss to average net assets	(1.70	)(f)	(1.21)%	(1.43)%		(1.77)%	(1.29)%	(1.03)%
Portfolio turnover rate	118%		118%	68%		46%	38%	45%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.17	%(f)	1.67%	1.68%		1.92%	1.47%	1.30%

(a)	The Munder Healthcare Fund Class R Shares and Class Y Shares commenced operations on July 29, 2004 and December 31, 1996, respectively.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

(d)	If the Sub-advisor had not reimbursed the Fund for the realized loss on the disposal of an investment in violation of policies, the total return would have been 31.61% for Class Y Shares.

(e)	Amount is less than $0.01 per share.

(f)	Annualized.

See Notes to Financial Statements.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2005

1. Organization

    As of June 30, 2005, the Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Healthcare Fund (the “Fund”), the only series of MSTII. Financial statements for the other Munder Funds are presented in separate reports.

    MSTII is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Massachusetts business trust on October 30, 1996. Prior to February 18, 2005, MSTII was known as the Munder Framlington Funds Trust. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001.

    The Fund offers 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Equity securities, including depositary receipts, are generally valued at the last quoted

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2005 (continued)

sale price on the primary market or exchange where such securities are traded or the official close price of such exchange. Depositary receipts for which the last quoted sale price is not available are valued based on the underlying security’s value and relevant exchange rate. Securities, other than depositary receipts, for which market quotations are not readily available are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges may also be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Fair valuations involve a review of relevant factors, including without limitation, movements in U.S. equity markets following the close of foreign markets, country-specific information, company-specific information, industry information and/or comparable, publicly-traded securities information. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Purchases and sales of investment securities and items of income and expense denominated in foreign currencies are translated on the respective dates of such transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Forward Foreign Currency Exchange and Spot Contracts: The Fund may engage in forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is based on exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) from foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange and spot contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2005 (continued)

such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $8,450 and are reflected as fees waived by transfer agent in the accompanying Statement of Operations.

    Short-Term Trading (Redemption) Fees: A short-term trading fee of 2% may be assessed on redemptions made within 60 days of purchase of Class A, Class B, or Class C shares of the Fund. For purchases of Class K, Class R or Class Y Shares of the Fund made after January 1, 2005, a short-term trading fee of 2% also may be assessed on redemptions made within 60 days of purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at an annual rate of 1.00% based on the first $250 million of assets and 0.75% based on assets exceeding $250 million. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.9986% for advisory services.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2005 (continued)

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee.

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2005, the Advisor earned $331,575 before payment of sub-administration fees and $219,929 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.1420% for administrative services.

    Prior to January 26, 2005, pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the “Sub-Advisor”) provided sub-advisory services to the Fund and was responsible for its management, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Fund, the Advisor paid the Sub-Advisor a monthly fee equal on an annual basis to 40% of the net advisory revenues earned by the Advisor with respect to the Fund. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $1,130 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005.

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2005 (continued)

October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee, consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Sub-Advisor, Comerica or any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B, Class C and Class R Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2005 (continued)

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

    For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with the Distributor. No payments are made under the Plan with regard to Class Y Shares.

    Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $44 to Comerica Securities and $207 to Comerica Bank for shareholder services provided to Class A, Class B, Class C, Class K and Class R shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $273,473,214 and $338,882,199, respectively, for the year ended June 30, 2005.

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $27,158,394 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $4,619,669 and net appreciation for Federal income tax purposes was $22,538,725. At June 30, 2005, aggregate cost for Federal income tax purposes was $193,317,527.

6. Investment Concentration

    The Fund invests primarily in companies that are principally engaged in activities within the health care sector and companies providing services primarily within the health care industries. Health care is particularly affected by rapidly changing technology and extensive government regulation, including cost containment measures. Adverse economic, business or political developments affecting that sector could have a major effect on the value of the Fund’s investments. The value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2005 (continued)

7. Revolving Line of Credit

    Effective December 15, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30, 2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005, total commitment fees for the Fund were $3,793.

8. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on June 30, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and net operating losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Loss	Loss	Capital

$4,535,518	$59,086	$(4,594,604)

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2005 (continued)

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Post October
Loss/Capital Loss	Unrealized
Carryover	Appreciation	Total

$(158,114,977)	$22,537,062	$(135,577,915)

    The differences between book and tax distributable earnings are primarily due to wash sales and deferred trustees’ fees.

    As determined at June 30, 2005, the Fund had available for Federal income tax purposes, $158,093,301 of unused capital losses of which $1,733,087, $112,683,011 and $43,677,203 expire in 2010, 2011 and 2012, respectively. In addition, the losses expiring in 2010, may be further limited as they were acquired in the reorganization with the Munder Bio(Tech)2 Fund that occurred on May 9, 2003.

    Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net foreign currency losses arising between November 1, 2004 and June 30, 2005 of $21,676.

    The Fund utilized capital loss carryforwards during the year ended June 30, 2005 in the amount of $18,574,161.

10. Tax Information (Unaudited)

    For the fiscal year ended June 30, 2005, the Fund designated approximately $1,066,575 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

11. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2005 (continued)

12. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13. Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14. Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one-year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2005 (continued)

regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three- and five-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark index with the performance characteristics most similar to the Fund, as well as a more broad-based benchmark index; and the median performance of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”).

    In addition, the Board considered the Fund’s one-, three- and five-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three- and five-year and overall “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one-, three- and five-year total return for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In this regard, the Board considered that the Fund’s: (1) gross returns for Class Y shares trailed the performance of the Fund’s benchmarks for the one- and three-year periods and exceeded the performance of the Fund’s benchmarks for the five-year period and (2) total returns exceeded the median performance of the Fund’s Lipper peer group for the periods in question.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Advisory Agreement were not unreasonable.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2005 (continued)

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2005 (continued)

benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

15. Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	27	None

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; Since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (since 1/97)

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2005 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer- Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).
Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Healthcare Fund
and Board of Trustees of Munder Series Trust II

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Healthcare Fund (one of the portfolios comprising Munder Series Trust II) (formerly, the Munder Framlington Funds Trust) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Healthcare Fund of Munder Series Trust II at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer, and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNHC605

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John Rakolta, Jr., David J. Brophy and Arthur T. Porter are each an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR). Dr. Brophy qualifies as an audit committee financial expert based on his experience as a Professor of Finance at the University of Michigan Business School since 1966, service as a director and advisor to a number of financial services firms and past service as a director of several public companies.
Item 4. Principal Accountant Fees and Services.
As of June 30, 2005, the registrant had one series, the Munder Healthcare Fund. Information provided in response to Item 4 includes amounts billed during the fiscal years ended June 30, 2005 and June 30, 2004 for services rendered by Ernst & Young LLP (“E&Y”), the registrant’s principal accountant, to the Munder Healthcare Fund.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended June 30, 2005 and June 30, 2004 were $19,273 and $17,250, respectively.
(b) Audit Related Fees
The registrant was not billed any fees by E&Y for the last two fiscal years ended June 30 for the Funds for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise included above.
During the fiscal years ended June 30, 2005 and 2004, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c) Tax Fees
The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended June 30, 2005 and June 30, 2004 were $5,600 and $5,350, respectively.
During the fiscal years ended June 30, 2005 and 2004, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(d) All Other Fees
The aggregate fees billed by E&Y for professional services associated with identifying any passive foreign investment companies that the registrant may hold in order to ensure their appropriate tax treatment for the last two fiscal years ended June 30, 2005 and June 30, 2004 were $570 and $7,000, respectively.
During the fiscal years ended June 30, 2005 and 2004, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(e) Pre-Approval Policies and Procedures
Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate be presented to the full Audit Committee at its next meeting. Since November 12, 2002, the Audit Committee has delegated such authority to its Chairman.
Pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, pre-approval is required for non-audit services billed by E&Y to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. As disclosed above in Items 4(b) through (d), there were no fees for such services during the applicable periods.
(f) Less than 50 percent of the hours expended on E&Y’s engagement to audit the registrant’s financial statements for the fiscal year ended June 30, 2005 for the Fund were attributed to work performed by persons other than E&Y’s full-time, permanent employees.
(g) E&Y did not bill the registrant for any other non-audit services for the fiscal years ended June 30, 2005 and 2004 for the Funds other than as disclosed above.

The aggregate non-audit fees billed by E&Y for services rendered to Munder Capital Management, the registrant’s investment adviser, for the fiscal years ended June 30, 2005 and 2004 were $268,900 and $211,473, respectively. The aggregate non-audit fees billed by E&Y for services rendered to entities controlling, controlled by, or under common control with Munder Capital Management that provide ongoing services to the registrant, for the fiscal years ended June 30, 2005 and 2004 were $102,000 and $56,349, respectively.
(h) The registrant’s Audit Committee has determined that the non-audit services E&Y has rendered to Munder Capital Management and any entity controlling, controlled by, or under common control with Munder Capital Management that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
     There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.
Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, Enrique Chang, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) of under the Investment Company Act of 1940, as amended (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. Chang and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities

Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1) The Code of Ethics is attached hereto.
(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, amended are attached hereto.
(a)(3) Not applicable.
(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
MUNDER SERIES TRUST II

By:	/s/ Enrique Chang

Enrique Chang
President and Principal Executive Officer

Date:	September 7, 2005
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Enrique Chang

Enrique Chang
President and Principal Executive Officer

Date:	September 7, 2005

By:	/s/ Peter K. Hoglund

Peter K. Hoglund
Vice President and Principal Financial Officer

Date:	September 7, 2005